BIO-RESPONSE, INC
    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                     CUSIP 090575 30 91

NUMBER: NB _______________
SHARES _________________

[See reverse side for certain definitions]

This certifies that __________________ is the owner of
___________________
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF FOUR-TENTHS OF ONE CENT ($0.004) EACH of BIO-RESPONSE, INC., transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
Secretary: /s/ Sally Fonner
President: /s/ Sally Fonner

Countersigned and Registered: CONTINENTAL STOCK TRANSFER &
TRUST COMPANY, Jersey City, NJ - Transfer Agent and
Registrar authorized officer [signature]

CORPORATE SEAL: BIO-RESPONSE, Inc., 1972, Delaware.


REVERSE SIDE:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common; TEN ENT - as tenants by the entireties; JT TEN - as joint tenants with right of survivorship and not as tenants in common; UNIF GIFT MIN ACT
- __[cust]______custodian, _[minor]_ under Uniform Gifts to Minors Act (state name). Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, [seller's name] hereby sell, assign and transfer unto ____________________ [social security number or other identifying number of assignee; printed name and address of assignee, including zip code] Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

_______________________________
1CUSIP